EXHIBIT 4.3

                        UNCONDITIONAL GUARANTY AGREEMENT

      This Unconditional Guaranty Agreement (this "Guaranty") is given this 22nd day of April, 2005, by Chips & Bits, Inc., a Vermont corporation, Strategy Plus, Inc., a Vermont corporation, Voiceglo Holdings, Inc., a Delaware corporation, Direct Partner Telecom, Inc., a Florida corporation, TC Acquisition Holdings Corp., a Delaware corporation, and SendTec, Inc., a Florida corporation (each a "Guarantor" and collectively, the "Guarantor"`) in conjunction with that certain Note Purchase Agreement dated April 22, 2005, (the "Note Purchase Agreement") by and between theglobe.com, inc., a Delaware corporation (the "Borrower") and the Investors listed on Schedule "A" attached thereto, as the same may be updated from time to time in accordance with the provisions of such Agreement (the "Investors").

                              W I T N E S S E T H:

      A. In order to induce Investors to enter into the Note Purchase Agreement and in furtherance of covenants and undertakings pursuant to that certain Note Purchase Agreement, each Guarantor does hereby undertake and agree that, if for any reason the Borrower does not make payment of any such sums or comply with any such obligations by the time, on the date and otherwise in the manner specified in the Note Purchase Agreement (or in any of the promissory notes issued to the Investors in connection therewith, whether such notes are issued at the initial closing thereof or any subsequent additional closing (the "Notes")) (the Notes together with the Note Purchase Agreement, this Agreement and the Security Agreement of even date, the "Note Documentation"), the Guarantor will pay to the Investors such sums and comply with such obligations on demand by the Investors in the manner provided in the Note Documentation. For purposes of this Guaranty, the holders of Notes representing at least a majority of the outstanding principal of all the Notes in the aggregate issued pursuant to the Note Purchase Agreement are referred to herein as the "Majority Holders." Each Guarantor agrees that its obligations hereunder shall be joint and several with each other Guarantor; and

      B. Each Guarantor is a subsidiary of the Borrower, and will substantially benefit, economically and otherwise, from the Borrower executing the Note Documentation and from the proceeds of the loans derived therefrom.

      NOW, THEREFORE, in consideration of the premises herein, in the Note Purchase Agreement, and of the sum of TEN DOLLARS ($10.00) paid to Guarantor by the Investors, the receipt and adequacy whereof is hereby acknowledged, and as part of the consideration for the execution by the Investors of the Note Purchase Agreement, each Guarantor hereby covenants and agrees with the Investors as follows:

      1. Guaranty of Borrower's Obligations. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees to Investors the due and punctual payment, when due, by acceleration or otherwise, of all obligations to pay under the Note Documentation and performance of all of the obligations of the Note Documentation and related documents.

      2. Absolute and Unconditional Guaranty. This is also an absolute and unconditional Guaranty pursuant to which the obligations of the Guarantors may be enforced without first having recourse to the Borrower, any other Guarantor or person or any other agreement, security, guaranty or indemnity.

      3. General Guaranty. This Guaranty is a general guaranty and shall inure to the benefit of the Investors and their successors and assigns. The obligations of each Guarantor under this Guaranty shall be binding on each of the Guarantors and their respective successors and assigns. No Guarantor may assign its rights or transfer its obligations under this Guaranty without the prior written approval of the Majority Holders.

      4. Waiver of Defenses. Each Guarantor specifically waives any and all defenses to any action or proceeding brought to enforce this Guaranty or any part of this Guaranty, either at law or in equity, except for the defense that the sum claimed by the Investors to be due has actually been paid to the Investors. Any release of any Guarantor from this Guarantor shall not affect the obligation and liability of the remaining Guarantors.


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

      5. Waiver of Jury Trial. Each Guarantor hereby knowingly, voluntarily, and intentionally, waives the right it may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Guaranty and any document executed in conjunction herewith or any course of conduct, course of dealing, statement (whether oral or written) or actions of or by any Guarantor or the Investors.

      6. Submission to Jurisdiction; Attorneys' Fees. Each Guarantor irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty shall be brought in the circuit court located in Broward County, Florida or the court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court located in any such suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be affected on such party by mail or in such other manner as may be provided under applicable laws or court rules in said state. Each Guarantor further agrees to pay all costs of collection, including reasonable attorneys' fees, costs and other legal expenses incurred by the Investors in attempting to enforce the Guarantors' obligations under this Guaranty.

      7. Notices. All notices, requests, consents and other communications under this Guaranty shall be in writing and shall be (as elected by the person giving such notice) (i) hand delivered by messenger or courier service, (ii) telecommunicated, (iii) mailed by registered or certified mail (postage prepaid, return receipt requested), or (iv) sent by recognized overnight courier service to the relevant party at its/his/her address listed above (or at such other address as the relevant Guarantor or the Investors may specify by written notice in accordance with this paragraph). Each such notice shall be deemed delivered
(a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by facsimile (provided that notice is also sent on such date in accordance with either clause (i), (iii) or (iv); (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed; or (d) on the second business day following delivery to a recognized overnight courier service for next business day delivery.

      8. Entire Agreement. This Guaranty represents the entire understanding and agreement among the Guarantors and the Investors with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations (if any) made by and among such parties. No course of dealing, course of performance or trade usage, shall be used to supplement or modify any terms hereof.

      9. Severability. If any part of this Guaranty is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder of this Guaranty shall not be invalidated and shall be given full force and effect.

      10. Governing Law. This Guaranty shall be governed by the laws of the State of Florida, without regard to the conflicts of law principles thereof.

      11. Amendment and Waiver. Any term of this Guaranty may be amended, only with the written consent of the Guarantors and the Majority Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Guarantors and each Investor.

                            [EXECUTION PAGES FOLLOW]


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

         IN WITNESS WHEREOF, the Guarantors have duly executed this Guaranty this ___ day of April, 2005, pursuant to a corporate resolution approving same.

Signed, sealed, and delivered in the presence of:

                                      Chips & Bits, Inc., a Vermont corporation

______________________________________   By:___________________________________
Signature of Witness 1                   Its: _________________________________
______________________________________   Print Name:___________________________
Print Name of Witness 1
______________________________________
Signature of Witness 2
______________________________________
Print Name of Witness 2


STATE OF ________________________)
                                 ) SS:
COUNTY OF _______________________)


      The foregoing instrument was acknowledged before me this ____ day of ________________, 2005, by _________________________ as _____________ of Chips &
Bits, Inc., a Vermont corporation, on behalf of the corporation. He/She is (check one) ____ personally known to me or ____ has produced
_____________________________________ as identification.


                                         ______________________________________
                                         Notary Public Signature
                                         ______________________________________
                                         Print Name
(SEAL)                                   State of _______at Large
                                         Commission No.: ______________________
                                         My Commission expires: _______________


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

Signed, sealed, and delivered in the presence of:

                                      Strategy Plus, Inc., a Vermont corporation

______________________________________   By:___________________________________
Signature of Witness 1                   Its: _________________________________
______________________________________   Print Name:___________________________
Print Name of Witness 1
______________________________________
Signature of Witness 2
______________________________________
Print Name of Witness 2


STATE OF ________________________)
                                 ) SS:
COUNTY OF _______________________)


      The foregoing instrument was acknowledged before me this ____ day of ________________, 2005, by _________________________ as _____________ of
Strategy Plus, Inc., a Vermont corporation on behalf of the corporation. He/She is (check one) ____ personally known to me or ____ has produced
_____________________________________ as identification.


                                         ______________________________________
                                         Notary Public Signature
                                         ______________________________________
                                         Print Name
(SEAL)                                   State of _______at Large
                                         Commission No.: ______________________
                                         My Commission expires: _______________


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

Signed, sealed, and delivered in the presence of:

                                 Voiceglo Holdings, Inc., a Delaware corporation

______________________________________   By:___________________________________
Signature of Witness 1                   Its: _________________________________
______________________________________   Print Name:___________________________
Print Name of Witness 1
______________________________________
Signature of Witness 2
______________________________________
Print Name of Witness 2


STATE OF ________________________)
                                 ) SS:
COUNTY OF _______________________)


      The foregoing instrument was acknowledged before me this ____ day of ________________, 2005, by _________________________ as _____________ of
Voiceglo Holdings, Inc., a Delaware corporation on behalf of the corporation. He/She is (check one) ____ personally known to me or ____ has produced _____________________________________ as identification.


                                         ______________________________________
                                         Notary Public Signature
                                         ______________________________________
                                         Print Name
(SEAL)                                   State of _______at Large
                                         Commission No.: ______________________
                                         My Commission expires: _______________


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

Signed, sealed, and delivered in the presence of:

                                         TC Acquisition Holdings Corp.,
                                         a Delaware corporation

______________________________________   By:___________________________________
Signature of Witness 1                   Its: _________________________________
______________________________________   Print Name:___________________________
Print Name of Witness 1
______________________________________
Signature of Witness 2
______________________________________
Print Name of Witness 2


STATE OF ________________________)
                                 ) SS:
COUNTY OF _______________________)


      The foregoing instrument was acknowledged before me this ____ day of ________________, 2005, by _________________________ as _____________ of TC
Acquisition Holdings Corp., a Delaware corporation on behalf of the corporation. He/She is (check one) ____ personally known to me or ____ has produced _____________________________________ as identification.


                                         ______________________________________
                                         Notary Public Signature
                                         ______________________________________
                                         Print Name
(SEAL)                                   State of _______at Large
                                         Commission No.: ______________________
                                         My Commission expires: _______________


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

Signed, sealed, and delivered in the presence of:

                                         Direct Partner Telecom, Inc.
                                         a Florida corporation

______________________________________   By:___________________________________
Signature of Witness 1                   Its: _________________________________
______________________________________   Print Name:___________________________
Print Name of Witness 1
______________________________________
Signature of Witness 2
______________________________________
Print Name of Witness 2


STATE OF ________________________)
                                 ) SS:
COUNTY OF _______________________)


      The foregoing instrument was acknowledged before me this ____ day of ________________, 2005, by _________________________ as _____________ of Direct
Partner Telecom, Inc., a Florida corporation on behalf of the corporation. He/She is (check one) ____ personally known to me or ____ has produced _____________________________________ as identification.


                                         ______________________________________
                                         Notary Public Signature
                                         ______________________________________
                                         Print Name
(SEAL)                                   State of _______at Large
                                         Commission No.: ______________________
                                         My Commission expires: _______________


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

Signed, sealed, and delivered in the presence of:

                                         SendTec, Inc.
                                         a Florida corporation

______________________________________   By:___________________________________
Signature of Witness 1                   Its: _________________________________
______________________________________   Print Name:___________________________
Print Name of Witness 1
______________________________________
Signature of Witness 2
______________________________________
Print Name of Witness 2


STATE OF ________________________)
                                 ) SS:
COUNTY OF _______________________)


         The foregoing instrument was acknowledged before me this ____ day of ________________, 2005, by _________________________ as _____________ of
SendTec, Inc., a Florida corporation on behalf of the corporation. He/She is (check one) ____ personally known to me or ____ has produced
_____________________________________ as identification.


                                         ______________________________________
                                         Notary Public Signature
                                         ______________________________________
                                         Print Name
(SEAL)                                   State of _______at Large
                                         Commission No.: ______________________
                                         My Commission expires: _______________


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